Schedule of Investments (unaudited)
January 31, 2025
 Western Asset Oregon Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 98.0%
Education — 16.8%
Oregon State Health & Science University, Revenue, Series B, Refunding	5.000%	7/1/35	$850,000	$868,980
Oregon State University General Revenue:
Series A	4.250%	4/1/52	1,350,000	1,337,262
Series C, Refunding	5.000%	4/1/45	1,000,000	1,062,676
University of Oregon General Revenue, Series A	5.000%	4/1/46	4,000,000	4,043,746
Total Education				7,312,664
Health Care — 13.0%
Clackamas County, OR, Hospital Facility Authority Revenue, Senior Living, Willamette View Project, Refunding	5.000%	11/15/47	250,000	246,967
Medford, OR, Hospital Facilities Authority Revenue, Asante Project, Series A, Refunding	5.000%	8/15/45	500,000	513,533
Oregon State Facilities Authority Revenue:
Legacy Health Project, Series A, Refunding	5.000%	6/1/46	770,000	773,139
Providence Health & Services	5.000%	10/1/45	900,000	902,856
Salem, OR, Hospital Facility Authority Revenue:
Capital Manor Project	5.000%	5/15/43	630,000	631,653
Capital Manor Project, Refunding	4.000%	5/15/40	500,000	455,480
Multi Model Salem Health Project, Series A, Refunding	5.000%	5/15/36	2,000,000	2,106,295
Total Health Care				5,629,923
Industrial Revenue — 2.3%
Oregon State Business Development Commission Revenue, Recovery Zone Facility Bonds, Intel Corp. Project, Series 232	3.800%	6/15/28	1,000,000	1,010,310 (a)(b)
Leasing — 7.1%
Metro, OR, Dedicated Tax Revenue, Oregon Convention Center Hotel Project	5.000%	6/15/47	3,000,000	3,066,058
Local General Obligation — 35.8%
Clackamas County, OR, School District No 12, Molalla River, GO, Series 2018, School Bond Guaranty	5.000%	6/15/42	1,750,000	1,816,374
Clackamas County, OR, School District No 35, Molalla River, GO, Series 2024, School Bond Guaranty	4.000%	6/15/49	1,300,000	1,256,872
Clackamas County, OR, School District No 62, Oregon City, GO, Series B, School Bond Guaranty, Refunding	5.000%	6/15/43	1,000,000	1,034,387
Lane County, OR, School District No 19, Springfield, GO, CAB, Series B, School Bond Guaranty	0.000%	6/15/35	2,435,000	1,622,580
Multnomah County, OR, School District No 7, Reynolds, GO, Deferred Interest, Series B, School Board Guaranty	0.000%	6/15/31	1,000,000	768,470
Multnomah County, OR, School District No 40:
GO, CAB, Series A, School Board Guaranty	0.000%	6/15/30	425,000	352,173
GO, CAB, Series A, School Board Guaranty	0.000%	6/15/31	525,000	418,328
GO, CAB, Series A, School Board Guaranty	0.000%	6/15/32	750,000	573,026
Polk Marion & Benton Counties, OR, School District No 13J Central, GO, Deferred Interest, Series B, School Bond Guaranty	0.000%	6/15/33	2,000,000	1,463,274
Port of Morrow, OR, GO, Series D, Refunding	4.000%	12/1/37	1,395,000	1,375,523
Umatilla County, OR, City of Hermiston, GO, Full Faith & Credit Obligations, AGM	4.000%	12/1/44	700,000	681,927
Washington & Clackamas Counties, OR, School District No 23J Tigard-Tualatin, GO, Series A, School Bond Guaranty	5.000%	6/15/38	2,000,000	2,116,568
See Notes to Schedule of Investments.

Western Asset Oregon Municipals Fund 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
January 31, 2025
 Western Asset Oregon Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Local General Obligation — continued
Washington, Multnomah & Yamhill Counties, OR, School District No 1J, West Union, GO, Hillsboro, School Bond Guaranty	5.000%	6/15/38	$2,000,000	$2,074,255
Total Local General Obligation				15,553,757
Power — 5.9%
Eugene, OR, Electric Utility System Revenue	5.000%	8/1/53	2,150,000	2,284,352
Puerto Rico Electric Power Authority Revenue:
Series A	5.000%	7/1/42	200,000	97,500 *(c)
Series A	5.050%	7/1/42	30,000	14,625 *(c)
Series XX	5.250%	7/1/40	255,000	124,313 *(c)
Series ZZ, Refunding	—	7/1/18	100,000	48,500 *(d)
Total Power				2,569,290
Special Tax Obligation — 2.6%
Keizer, OR, Special Assessment, Keizer Station Area A	5.200%	6/1/31	505,000	507,200
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue:
CAB, Restructured, Series A-1	0.000%	7/1/27	60,000	55,185
CAB, Restructured, Series A-1	0.000%	7/1/46	450,000	147,883
Restructured, Series A-1	4.550%	7/1/40	20,000	20,050
Restructured, Series A-1	4.750%	7/1/53	200,000	196,536
Restructured, Series A-1	5.000%	7/1/58	90,000	90,025
Restructured, Series A-2	4.329%	7/1/40	130,000	128,994
Total Special Tax Obligation				1,145,873
State General Obligation — 6.3%
Oregon State, GO, Series A	4.000%	5/1/46	2,500,000	2,440,694
Puerto Rico Commonwealth, GO:
CAB, Restructured, Series A-1	0.000%	7/1/33	4,837	3,375
Restructured, Series A-1	5.375%	7/1/25	2,090	2,103
Restructured, Series A-1	5.625%	7/1/27	4,148	4,326
Restructured, Series A-1	5.625%	7/1/29	4,081	4,382
Restructured, Series A-1	5.750%	7/1/31	3,964	4,395
Restructured, Series A-1	4.000%	7/1/33	3,759	3,741
Restructured, Series A-1	4.000%	7/1/35	123,379	122,329
Restructured, Series A-1	4.000%	7/1/37	150,000	146,779
Restructured, Series A-1	4.000%	7/1/41	8,943	8,459
Restructured, Series A-1	4.000%	7/1/46	4,100	3,691
Subseries CW	0.000%	11/1/43	15,512	9,745 (b)
Total State General Obligation				2,754,019
Transportation — 5.2%
Oregon State Department of Transportation Grant Anticipation Revenue, Social Bonds	5.000%	5/15/39	200,000	224,468
Port of Portland, OR, Airport Revenue:
Portland International Airport, Series 24B	5.000%	7/1/42	1,000,000	1,010,137 (e)
Portland International Airport, Series 25B, Refunding	5.000%	7/1/49	1,000,000	1,014,109 (e)
Total Transportation				2,248,714
Water & Sewer — 3.0%
Eugene, OR, Water Utility System Revenue	5.000%	8/1/52	1,000,000	1,058,293 (f)
See Notes to Schedule of Investments.

Western Asset Oregon Municipals Fund 2025 Quarterly Report

 Western Asset Oregon Municipals Fund
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Senior Lien, Series A, Refunding	5.000%	7/1/47	$250,000	$252,526 (g)
Total Water & Sewer				1,310,819

Total Investments before Short-Term Investments (Cost — $44,025,549)				42,601,427
Short-Term Investments — 1.4%
Municipal Bonds — 1.4%
Health Care — 1.4%
Oregon State Facilities Authority Revenue, Peacehealth, Series B, Refunding, LOC - TD Bank N.A. (Cost — $600,000)	1.200%	8/1/34	600,000	600,000 (h)(i)
Total Investments — 99.4% (Cost — $44,625,549)				43,201,427
Other Assets in Excess of Liabilities — 0.6%				264,663
Total Net Assets — 100.0%				$43,466,090

*	Non-income producing security.
(a)	Maturity date shown represents the mandatory tender date.
(b)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	The coupon payment on this security is currently in default as of January 31, 2025.
(d)	The maturity principal is currently in default as of January 31, 2025.
(e)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(h)
Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the remarketing agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The
SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s
Short-term Obligation Rate Transparency System.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviation(s) used in this schedule:
AGM	—	Assured Guaranty Municipal Corporation — Insured Bonds
CAB	—	Capital Appreciation Bonds
GO	—	General Obligation
LOC	—	Letter of Credit
At January 31, 2025, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	12	3/25	$1,487,865	$1,421,625	$(66,240)
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Western Asset Oregon Municipals Fund 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Western Asset Oregon Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset Oregon Municipals Fund 2025 Quarterly Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds†	—	$42,601,427	—	$42,601,427
Short-Term Investments†	—	600,000	—	600,000
Total Investments	—	$43,201,427	—	$43,201,427
LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$66,240	—	—	$66,240

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Oregon Municipals Fund 2025 Quarterly Report